FOURTH MODIFICATION TO AMENDED AND RESTATED
                                 REVOLVING NOTE

         THIS FOURTH MODIFICATION TO AMENDED AND RESTATED REVOLVING NOTE (this "Modification"), made and effective as of the 6th day of August, 2003, is by and among CAVALIER HOMES, INC., a Delaware corporation, CAVALIER PROPERTIES, INC., a Delaware corporation, CAVALIER HOME BUILDERS, LLC, a Delaware limited liability company, CAVALIER REAL ESTATE CO., INC., a Delaware corporation, QUALITY HOUSING SUPPLY, LLC, a Delaware limited liability company, QUALITY CERTIFIED INSURANCE SERVICES, INC., an Alabama corporation, CIS FINANCIAL SERVICES, INC., an Alabama corporation f/k/a "Cavalier Acceptance Corporation", BRC COMPONENTS, INC., a Delaware corporation, and THE HOME PLACE, LLC, an Alabama limited liability company, and RIDGE POINTE MANUFACTURING, LLC, an Alabama limited liability company (individually, a "Borrower" and collectively, the "Borrowers"), and FIRST COMMERCIAL BANK, an Alabama state banking corporation (the "Lender").

                                    RECITALS:

         A. The Lender and the Borrowers, either by original execution or subsequent assumption (including any Assumption Agreement executed contemporaneously herewith), are parties to that certain Amended and Restated Revolving and Term Loan Agreement dated as of March 31, 2000, as amended by that certain First Amendment to Amended and Restated Revolving and Term Loan Agreement dated as of September 29, 2000, as further amended by that certain Second Amendment to Amended and Restated Revolving and Term Loan Agreement dated as of May 4, 2001, as further amended by that certain Third Amendment to Amended and Restated Revolving and Term Loan Agreement entered into during June 2002, as further amended by that certain Fourth Amendment to Amended and Restated Revolving and Term Loan Agreement dated as of October 25, 2002, and as further amended by Fifth Amendment to Amended and Restated Revolving and Term Loan Agreement of even date herewith (the "Fifth Amendment;" and together with all prior amendments, the "Agreement"). Unless otherwise defined herein or unless the context shall expressly indicate otherwise, all capitalized terms which are used herein shall have their respective meanings given to them in the Agreement.

         B. Pursuant to the terms of the Fifth Amendment, the Revolving Loan Commitment has been reduced to a maximum principal amount not exceeding $25,000,000, and Lender and the Borrowers now desire to modify the Revolving Note accordingly.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree, each with the other, as follows:

         1. The Revolving Note is hereby modified and amended to reduce the stated principal amount thereof to the sum of $25,000,000.00. Accordingly, the words and figures "Thirty-Five Million and No/100 United States Dollars" and "$35,000,000.00" are hereby deleted from the Revolving Note wherever the same may appear, and the words and figures "Twenty-Five Million and No/100 United States Dollars" and "$25,000,000.00" are hereby inserted in lieu thereof.

         2. Nothing contained in this Modification is intended to, and it shall not, constitute a novation or extinguishment of the Revolving Note, the Agreement or any other Loan Document, or an of the Indebtedness evidenced thereby.

         3. Except as expressly modified hereby, all other terms, conditions and covenants set forth in the Revolving Note, the Agreement and all other Loan Documents shall remain in full force and effect and shall not be in any way modified hereby, and the same are hereby ratified and affirmed by the Borrowers in all respects.























              [No further text this page; Signature page follows.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be properly executed and delivered as of the day and year first above written.

                                            BORROWERS:

                  CAVALIER HOMES, INC., a Delaware corporation


                 By:         /s/ Michael R. Murphy
                 Print Name:     Michael R. Murphy
                 Title:          Vice President


                  CAVALIER PROPERTIES, INC., a Delaware corporation


                 By:         /s/ Michael R. Murphy
                 Print Name:     Michael R. Murphy
                 Title:          President

                  CAVALIER HOME BUILDERS, LLC, a Delaware limited liability company


                 By:         /s/ Michael R. Murphy
                 Print Name:     Michael R. Murphy
                 Title:          President

                  CAVALIER REAL ESTATE CO., INC., a Delaware corporation


                 By:         /s/ Michael R. Murphy
                 Print Name:     Michael R. Murphy
                 Title:          President

                  QUALITY HOUSING SUPPLY, LLC, a Delaware limited liability company


                 By:         /s/ Michael R. Murphy
                 Print Name:     Michael R. Murphy
                 Title:          Vice President

                  QUALITY CERTIFIED INSURANCE SERVICES, INC., an Alabama corporation


                 By:         /s/ June M. Martin
                 Print Name:     June M. Martin
                 Title:          Secretary

                  CIS FINANCIAL SERVICES, INC., an Alabama corporation


                 By:         /s/ June M. Martin
                 Print Name:     June M. Martin
                 Title:          Secretary

                  BRC COMPONENTS, INC., a Delaware corporation


                 By:         /s/ Michael R. Murphy
                 Print Name:     Michael R. Murphy
                 Title:          Secretary

                  THE HOME PLACE, LLC, an Alabama limited liability company


                 By:         /s/ Michael R. Murphy
                 Print Name:     Michael R. Murphy
                 Title:          Vice President

                  RIDGE POINTE MANUFACTURING, LLC, an Alabama limited liability company


                 By:         /s/ Michael R. Murphy
                 Print Name:     Michael R. Murphy
                 Title:          Manager

                            LENDER:

                  FIRST COMMERCIAL BANK, an Alabama banking corporation


                 By:         /s/ James D. Williams
                 Print Name:     James D. Williams
                 Title:          Vice President